EXHIBIT 10.3
AMENDMENT NO. 2
TO CREDIT AGREEMENT
     AMENDMENT NO. 2, dated as of September 28, 2005 (this “Amendment “) to the Credit Agreement, dated as of January 28, 2005 (as amended, restated, modified or otherwise supplemented, from time to time, the “Credit Agreement”), by and among NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC. (the “Borrower”), JPMORGAN CHASE BANK, N.A., as Administrative Agent and the LENDERS from time to time party thereto (each, a “Lender” and, collectively, the “Lenders”).
     WHEREAS, the Borrower has requested, and the Required Lenders have agreed, subject to the terms and conditions of this Amendment, to amend a provision of the Credit Agreement as set forth herein.
     NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:
1. Amendment.
     Section 2.01. of the Credit Agreement is hereby amended by deleting in its entirety the last sentence of such Section (which sentence was added pursuant to Section l(i) of Amendment No. 1 to the Credit Agreement, dated March 7, 2005).
2. Conditions to Effectiveness.
     This Amendment shall become effective upon receipt by the Administrative Agent of this Amendment duly executed by each of the parties hereto.
3. Miscellaneous.
     The amendment herein contained is limited specifically to the matters set forth above and does not constitute directly or by implication a waiver or amendment of any other provision of the Credit Agreement or a waiver of any Default or Event of Default which may occur or may have occurred.
     Capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Credit Agreement.
     Except as expressly amended hereby, or as may have been previously amended, the Credit Agreement shall remain in full force and effect in accordance with the original terms thereof.
     The Borrower hereby represents and warrants that (a) after giving effect to this Amendment, the representations and warranties in the Credit Agreement and the other Loan Documents are true and correct in all material respects as of the date hereof with the same effect as though such representations and warranties have been made on and as of such date, unless such representation is as of a specific date, in which case, as of such date, and (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
     This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one amendment.
     THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.
     This Amendment shall constitute a Loan Document.
[the next page is the signature page]

     IN WITNESS WHEREOF, the Borrower and the Administrative Agent, as authorized on behalf of the Required Lenders, have caused this Amendment to be duly executed as of the day and year first above written.

NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.

By:	/s/ Jonathan Friedman
Name:	Jonathan Friedman
Title:	Vice President Legal Affairs

JPMORGAN CHASE BANK, N.A., as
Administrative Agent

By:	/s/ Stephen Zajac

Name:	Stephen Zajac
Title:	Vice President

CONSENT
     Each of the undersigned, not parties to the Credit Agreement but each a Guarantor under a Corporate Guaranty, hereby consents to and acknowledges the terms of the Amendment to which this consent is attached and confirms that its Corporate Guaranty is in full force and effect and reaffirms its continuing liability under its Corporate Guaranty in respect of the Credit Agreement as amended hereby and all the documents, instruments and agreements executed pursuant thereto or in connection therewith, without offset, defense or counterclaim (any such offset, defense or counterclaim as may exist being hereby irrevocably waived by such guarantor).

NMHCRX MAIL ORDER, INC.

By:	/s/ Stuart F. Fleischer

Name:	Stuart F. Fleischer
Title:	Treasurer

INTEGRAIL, INC.

By:	/s/ Stuart F. Fleischer

Name:	Stuart F. Fleischer
Title:	Treasurer

NMHC FUNDING, LLC

By:	/s/ Stuart F. Fleischer

Name:	Stuart F. Fleischer
Title:	Treasurer

NMHCRX, INC.

By:	/s/ Stuart F. Fleischer

Name:	Stuart F. Fleischer
Title:	Treasurer

INTEQ CORP.

By:	/s/ Stuart F. Fleischer

Name:	Stuart F. Fleischer
Title:	Treasurer

INTEQ TX CORP.

By:	/s/ Stuart F. Fleischer

Name:	Stuart F. Fleischer
Title:	Treasurer

INTEQ PBM, L.P.

By:	/s/ Stuart F. Fleischer

Name:	Stuart F. Fleischer
Title:	Treasurer

PORTLAND PROFESSIONAL PHARMACY

By:	/s/ Stuart F. Fleischer

Name:	Stuart F. Fleischer
Title:	Treasurer

PORTLAND PROFESSIONAL PHARMACY ASSOCIATES

By:	/s/ Stuart F. Fleischer

Name:	Stuart F. Fleischer
Title:	Treasurer

SPECIALTY PHARMACY CARE, INC.

By:	/s/ Stuart F. Fleischer

Name:	Stuart F. Fleischer
Title:	Treasurer

CENTRUS CORPORATION

By:	/s/ Stuart F. Fleischer

Name:	Stuart F. Fleischer
Title:	Treasurer

NATIONAL MEDICAL HEALTH CARD IPA, INC.

By:	/s/ Stuart F. Fleischer

Name: Title:	Stuart F. Fleischer Treasurer

NMHCRX CONTRACTS, INC.

By:	/s/ Stuart F. Fleischer

Name:	Stuart F. Fleischer
Title:	Treasurer

PHARMACY ASSOCIATES, INC.

By:	/s/ Stuart F. Fleischer

Name:	Stuart F. Fleischer
Title:	Treasurer

INTERCHANGE PMP, INC.

By:	/s/ Stuart F. Fleischer

Name:	Stuart F. Fleischer
Title:	Treasurer

PCN DE CORP.

By:	/s/ Stuart F. Fleischer

Name:	Stuart F. Fleischer
Title:	Chief Financial Officer and Treasurer